EXHIBIT 99.1

                             Financial Statements




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                      CENTRAL JERSEY FINANCIAL CORPORATION
                      ------------------------------------

Consolidated Statements of Financial Condition


                                                         June 30,       March 31,
                     (Unaudited)                           1996           1996
- -----------------------------------------------------  -------------    ---------
Assets

Cash and due from depository institutions             $   10,617,272 $    8,804,911
Investment securities; available for sale                  8,139,121      8,266,858
Investment securities; portfolio                          23,467,251     18,501,517
Mortgage-backed securities; portfolio                    192,551,331    191,530,667
Loans held for sale                                        2,243,825      2,231,803
Loans receivable, net                                    213,605,817    220,109,248
Interest receivable on loans, net                          1,537,732      1,506,442
Real estate held for development and resale, net             357,490        507,490
Real estate acquired in settlement of loans, net             249,424         26,674
Investment in capital stock of Federal Home Loan
  Bank of New York                                         3,560,600      3,560,600
Premises and equipment, net                                5,296,805      5,363,567
Excess of cost over fair value of net assets acquired      3,700,627      3,791,467
Other assets                                               3,961,527      4,070,726
                                                        ------------   ------------

      Total assets                                      $469,288,822   $468,271,970
                                                        ============   ============

Liabilities and stockholders' equity

Deposits                                                $385,556,360   $386,569,400
Other borrowed funds                                      22,800,000     22,500,000
Advances from borrowers for taxes and insurance            1,565,821      1,542,477
Accrued income taxes and other liabilities                 3,377,244      2,048,126
                                                        ------------   ------------

      Total liabilities                                  413,299,425    412,660,003
                                                        ------------   ------------

Serial preferred stock:  authorized, 15,000,000
  shares for issuance in series; issued and
  outstanding, none                                               --             --
Common stock:  no par value; authorized,
  25,000,000 shares; issued and outstanding 2,668,269      2,668,269      2,668,269
Paid-in capital                                           18,510,912     18,510,912
Retained earnings - substantially restricted              34,761,832     34,319,114
Net unrealized gain on securities available for sale          48,384        113,672
                                                        ------------   ------------

      Total stockholders' equity                          55,989,397     55,611,967
                                                        ------------   ------------

      Total liabilities and stockholders' equity        $469,288,822   $468,271,970
                                                        ============   ============


SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

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                     CENTRAL JERSEY FINANCIAL CORPORATION


Consolidated Statements of Operations                    Three Months Ended
                                                              June 30,
                   (Unaudited)                          1996             1995
- ------------------------------------------------  ----------------  ------------
Interest income
  Interest on loans receivable                        $ 4,477,156    $ 5,022,003
  Interest on mortgage-backed securities                3,334,501      2,522,567
  Interest on investment securities                       496,784        454,345
  Interest on deposits in other banks                      17,715         14,014
                                                      -----------    -----------
    Total interest income                               8,326,156      8,012,929
                                                      -----------    -----------
Interest expense
  Interest on deposits                                  3,924,793      3,929,169
  Interest on long-term debt                                 --          185,761
  Interest on other borrowed funds                        284,470        232,152
                                                      -----------    -----------
    Total interest expense                              4,209,263      4,347,082
                                                      -----------    -----------

Net interest income                                     4,116,893      3,665,847

Provision for loan losses                                  50,000         50,000
                                                      -----------    -----------
Net interest income after provision for loan losses     4,066,893      3,615,847
                                                      -----------    -----------
Non-interest income (loss)
  Fee income                                              248,012        243,484
  Income on investment in Federal Home Loan Bank           55,330         65,892
  Gain on sales of loans, net                             121,218         99,332
  Loss from real estate operations                        (62,955)       (42,471)
  Other                                                     1,193           --
                                                      -----------    -----------
    Total non-interest income                             362,798        366,237
                                                      -----------    -----------
Non-interest expenses
  Salaries                                                918,351        879,845
  Employee Benefits                                       207,277        188,863
  Data processing fees and equipment costs                205,195        221,047
  Federal deposit insurance                               221,529        201,584
  Net occupancy                                           119,711        106,253
  Amortization of excess costs over fair
    value of net assets acquired                           90,840         90,840
  Advertising                                              14,324         54,840
  Other                                                   622,303        353,488
                                                      -----------    -----------
    Total non-interest expenses                         2,399,530      2,096,760
                                                      -----------    -----------

Income before income taxes                              2,030,161      1,885,324
Income tax expense                                        840,328        674,695
                                                      -----------    -----------

Net income                                            $ 1,189,833    $ 1,210,629
                                                      ===========    ===========

Per share amounts:
  Earnings per common share and common share
   equivalent - assuming no dilution               $        0.43   $        0.59

  Earnings per common share - assuming full dilution

                                                   $        0.43   $        0.49

Average shares outstanding:
  Assuming no dilution                                 2,762,734       2,034,907
  Assuming full dilution                               2,767,574       2,741,289


SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

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                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.    Merger Agreement

      Central Jersey Financial Corporation (the "Corporation"), on May 22, 1996, entered into a definitive merger agreement (the "Agreement") with Summit Bancorp ("Summit"). The Agreement provides for Summit to acquire the Corporation in a tax-free exchange of stock, as described in the Notes to Consolidated Financial Statements appearing in the Corporation's Annual Report on Form 10-K for the fiscal year ended March 31, 1996.

      The transaction is expected to be completed in the fourth quarter of calendar 1996, subject to the approval of the Corporation's shareholders, regulatory approvals and the market price of Summit.

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